SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM 8 K

                                CURRENT REPORT
                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported):  July 10, 1997


                             TAL Wireless Networks, Inc.
                 (Exact name of registrant as specified in its charter)


                                    Delaware
         (State or other jurisdiction of incorporation or organization)

                                   0-26110
                          (Commission File Number)

                                  13-3768554
                   (I.R.S. Employer Identification Number)


                            930 East Arques Avenue
                   (Address of Principal Executive Offices)

                                  94086-4552
                                  (Zip Code)

Registrant's telephone number, including area code:  (408) 523-8000

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Item 5.  Other Events.

     As a result of a continuing shortage of available cash, on July 23, 1997, TAL Wireless Networks, Inc. ("Registrant") layed off its entire U.S. staff based in Sunnyvale and Alaska.

     In addition, on that same date, John Vargo, Registrant's Chief Executive Officer, resigned his position with Registrant.

     The directors of Tetherless Access Asia Limited, an Australian operating subsidiary, have appointed an administrator to manage the affairs of that company.

     Registrant is currently preparing to file a petition under the U.S. Bankruptcy Reform Act of 1978.
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                                 Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 28, 1997


                                   TAL WIRELESS NETWORKS, INC.


                                   By: /s/ Tim Todhunter
                                       Tim Todhunter
                                       Sole Director